State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200


                                     THE NEW
                                     AMERICA
                                   HIGH INCOME
                                   FUND, INC.





[NEW AMERICA HIGH INCOME FUND LOGO]


------------------------------
ANNUAL
------------------------------
REPORT
------------------------------
DECEMBER 31, 2000
------------------------------

--------------------------------------------------------------------------------
                                                                January 31, 2001

DEAR SHAREHOLDER:

We live in a time of paradoxes in the high yield market. As the year drew to a close, the economic outlook grew bleaker, but the high yield bond market strengthened. The financial press reported that talented investors such as Warren Buffett had begun to accumulate high yield bonds. During the year the Fund's shares went from trading at a substantial discount to net asset value to trading in a range around parity as buyers emerged for our stock. Assuming that the consensus economic outlook is correct, there is a reasonable possibility that we are at, or are approaching a bottom in the high yield bond market, but there are many caveats to this scenario, which are dealt with in more detail below.

Last year was the third consecutive year of poor returns in the high yield market and the Fund's leverage played its part by magnifying the Fund's negative total return. In an improving high yield bond market, the Fund's leverage would tend to increase the total return.

                                                    TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
                                                    -------------------------------------------------
                                                   ONE YEAR                     THREE YEARS
                                                   --------           --------------------------------
                                                                      CUMULATIVE        AVERAGE ANNUAL
                                                                      ----------        --------------
New America High Income Fund
     (Stock Price plus Dividends)*                  (3.8)%              (32.2)%            (12.2)%
New America High Income Fund
     (Net Asset Value plus Dividends)**            (16.0)%              (16.2)%             (5.7)%
Lipper Closed-End Fund Leveraged
     High Yield Average**                          (14.7)%              (13.0)%             (4.8)%

Source: Lipper Analytical Services, Inc. and The New America High Income Fund, Inc.

* Because the Fund's shares may trade at either a discount or a premium to the Fund's net asset value per share, returns based upon the share price and dividends will tend to differ from those derived from the underlying change in net asset value.

** Returns are adjusted for dilutive effect of rights offerings as calculated by Lipper Analytical Services, Inc.

During the year:

The Fund continued its practice of paying a steady dividend throughout the year. By year-end, however, the deterioration in the high yield market and the portfolio required a reduction in the monthly dividend to $.03 per share. Based upon current projections, we believe the dividend is sustainable throughout 2001.

The Fund reduced its leverage by $50,000,000 in anticipation of adverse market conditions. The reduction in the dollar amount of the Fund's leverage does have the effect of reducing the portfolio's income, but was prudent in light of the Fund's AAA rating on its Auction Term Preferred Stock.

Wellington Management's investment management contract was renewed as they have outperformed many of their competitors in a difficult period.

Professor Franco Modigliani, our most distinguished director, Nobel Prize winner and fellow shareholder, became a Director Emeritus, as required by the Fund's director retirement policy. All the directors acknowledge his great contribution to our Fund over the years and are delighted that he will continue to give us the benefit of his wisdom in the years to come.

--------------------------------------------------------------------------------

HIGH YIELD MARKET UPDATE

Illiquidity has reigned in the fixed income markets ever since the fall of 1998, following the Russian default and the near implosion of the massive hedge fund Long-Term Capital Management. Following upon these events, broker-dealers removed significant capital from their trading desks, restricting their ability to take bonds into position. As a result, trades are generally effected only when both sides of the equation can be lined up. A significant liquidity premium has now been built into valuations. The reduced activity becomes self-fulfilling in creating deeper liquidity concerns.

Commercial banks, acting out of fear as well as concerns promulgated by banking regulators, have markedly tightened credit standards during the year. The ability of leveraged companies to renew or maintain lines of credit has been reduced. Troubled corporations face a heightened risk of default, as has been evidenced in the sharply higher market default rate during the year, as noted by various sources such as Moody's. Demand for high yield paper has been negative for most of the last eighteen months. Open-end high yield mutual funds suffered their worst outflows to date, cumulating an aggregate of $10.8 billion in redemptions during the year, according to data tracked by AMG Data Services. Open-end high yield mutual funds remain the most visible and active constituency of the high yield market.

At this point, the difference in yield between the high yield market and US 10-Year Treasuries is 740 basis points, according to data provided by Lehman Brothers. This yield differential clearly incorporates most, if not all, of the above negative factors. Several articles have recently appeared in THE WALL STREET JOURNAL and THE NEW YORK TIMES suggesting that the market may be poised for a rebound. We would opine that the worst of the credit cycle may not be over. However, the Fed's recent rate reduction of 100 basis points is indicative of the Fed's desire to abate at least some of the market's concerns. In January, open end high yield mutual fund flows were positive according to data tracked by AMG Data Services, and prices of many high yield issues have appreciated. Time will tell if the market is poised for a longer term recovery, or if January's rebound is more of a short term bounce.

The Fund is highly diversified with exposure to over 140 different corporate issuers. The average quality of the Fund is rated Ba3/BB by Moody's and Standard & Poor's respectively, and the average yield, incorporating the impact of potential calls, is 12.6%. Average maturity and duration (including optionality) are 6.4 years and 4.2, although we would caution that these statistics have less bearing for a high yield portfolio than for an investment grade bond portfolio.

Please visit the Fund's web-site at www.newamerica-hyb.com for more information. As always, we appreciate your interest in the Fund.

Sincerely,

/s/ Robert F. Birch                           /s/ Catherine A. Smith

Robert F. Birch                               Catherine A. Smith
President                                     Senior Vice President
The New America High Income Fund, Inc.        Wellington Management Company, LLP

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000 (Dollar Amounts in Thousands)
================================================================================

PRINCIPAL                                 MOODY'S    VALUE
AMOUNT/UNITS                              RATING  (NOTE 1(a))
-------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 90.74% (d)
-------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.89%
$   870  Argo-Tech Corporation, Senior
           Subordinated Notes, 8.625%,
           10/01/07 ....................... B3    $    687
  2,500  L-3 Communications Corporation,
           Senior Subordinated Notes,
           8.50%, 05/15/08 ................ B2       2,369
  1,000  Loral Space Communications,
           Senior Notes, 9.50%, 01/15/06 .. B1         670
  3,000  Moog, Inc., Senior Subordinated
           Notes, 10%, 05/01/06 ........... B1       2,970
                                                  --------
                                                     6,696
                                                  --------
AUTOMOBILE -- 2.29%
  2,500  Accuride Corporation, Senior
           Subordinated Notes, 9.25%,
           02/01/08 ....................... B2       1,550
  3,000  Exide Corp., Senior Notes,10%,
           04/15/05 ....................... B1       2,220
  3,500  Federal-Mogul Corporation, Notes,
           7.375%, 01/15/06 ............... B2         560
  1,000  Federal-Mogul Corporation, Notes,
           7.50%, 01/15/09 ................ B2         160
  3,500  Federal-Mogul Corporation, Senior
           Notes, 8.80%, 04/15/07 ......... B2         560
  3,000  Key Plastics, Inc., Senior
           Subordinated Notes, 10.25%,
           03/15/07 (a)(b) ................ (e)         30
  1,500  LDM Technologies, Inc., Senior
           Subordinated Notes, 10.75%,
           01/15/07 ....................... B3         750
  1,500  Lear Corporation, Subordinated
           Notes, 9.50%, 07/15/06 ......... Ba3      1,447
  1,880  Prestolite Electric Incorporated,
           Senior Notes, 9.625%, 02/01/08 . B2         846
                                                  --------
                                                     8,123
                                                  --------
BANKING -- 2.74%
  5,000  People's Bank, Subordinated
           Notes, 9.875% 11/15/10 ......... Baa3     5,194
  5,000  Western Financial Savings Bank,
           Subordinated Capital Debentures,
           8.875%, 08/01/07 ............... B2       4,500
                                                  --------
                                                     9,694
                                                  --------
PRINCIPAL                                 MOODY'S    VALUE
AMOUNT/UNITS                              RATING  (NOTE 1(a))
-------------------------------------------------------------
BROADCASTING AND ENTERTAINMENT -- 6.28%
$   950  Adelphia Communications
           Corporation, Senior Notes,
           7.75%, 01/15/09 ................ B2    $    770
  4,050  Adelphia Communications
           Corporation, Senior Notes,
           8.375%, 02/01/08 ............... B2       3,442
  2,500  Adelphia Communications
           Corporation, Senior Notes,
           9.875%, 03/01/07 ............... B2       2,325
  3,500  CSC Holdings, Inc., Senior
           Debentures, Series B, 8.125%,
           08/15/09 ....................... Ba1      3,578
  1,000  CSC Holdings, Inc., Senior
           Subordinated Notes, 9.875%,
           05/15/06 ....................... Ba3      1,020
  4,000  Fox/Liberty Networks, LLC, Senior
           Notes, 8.875%, 08/15/07 ........ Ba1      3,980
  3,450  Insight Midwest, L.P., Senior
           Notes, 9.75%, 10/01/09 ......... B1       3,424
  1,500  Insight Midwest, L.P., Senior
           Notes, 10.50%, 11/01/10(g) ..... B1       1,545
  1,000  RCN Corporation, Senior
           Notes, 10.125%, 01/15/20 ....... B3         530
  2,500  United-Pan Europe
           Communications
           N.V.,Senior Notes, 11.25%,
           02/01/10 ....................... B2       1,625
                                                  --------
                                                    22,239
                                                  --------
BUILDING AND REAL ESTATE -- 6.94%
  4,000  Beazer Homes USA, Inc., Senior
           Notes, 8.875%, 04/01/08 ........ Ba3      3,660
  5,000  Del Webb Corporation, Senior
           Subordinated Debentures,
           10.25%, 02/15/10 ............... B2       4,550
  2,500  D.R. Horton, Inc., Senior Notes,
           8%, 02/01/09 ................... Ba1      2,250
  2,500  Kaufman and Broad Home
           Corporation, Senior Subordinated
           Notes, 9.625%, 11/15/06 ........ B1       2,450
  4,000  The Ryland Group, Inc., Senior
           Subordinated Notes, 8.25%,
           04/01/08 ....................... B1       3,360
  2,000  Standard Pacific Corp., Senior
           Notes, 8%, 02/15/08 ............ Ba2      1,860
  5,000  Standard Pacific Corp., Senior
           Notes, 8.50%, 06/15/07 ......... Ba2      4,600


                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000 -- CONTINUED
(Dollar Amounts in Thousands)
================================================================================

PRINCIPAL                                 MOODY'S    VALUE
AMOUNT/UNITS                              RATING  (NOTE 1(a))
-------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
-------------------------------------------------------------
$ 2,000  Toll Corp., Senior Subordinated
           Notes, 7.75%, 9/15/07 .......... Ba2   $  1,860
                                                  --------
                                                    24,590
                                                  --------
CARGO TRANSPORTATION -- .72%
  2,500  The Kansas City Southern Railway
           Company, Senior Notes, 9.50%,
           10/01/08 (g) ................... Ba2      2,563
                                                  --------
CHEMICALS, PLASTICS AND RUBBER -- 5.10%
  1,500  Acetex Corporation, Senior
           Secured Notes, 9.75%,
           10/01/03 ....................... B3       1,365
  7,000  Arco Chemical Co., Debentures,
           9.80%, 02/01/20 ................ Ba3      6,160
  3,000  Borden Chemicals and Plastics
           Operating Limited Partnership,
           Notes, 9.50%, 05/01/05 ......... B2       1,110
  1,415  Buckeye Cellulose Corporation,
           Senior Subordinated Notes,
           8.50%, 12/15/05 ................ Ba3      1,344
  3,000  Georgia Gulf Corp., Senior
           Subordinated Notes, 10.375%,
           11/1/07 ........................ B1       2,783
  2,620  Lyondell Chemical Company,
           Senior Subordinated Notes,
           10.875%, 05/01/09 .............. B2       2,475
    750  PCI Chemicals Canada Inc.,
           Senior Secured Notes,
           9.25%, 10/15/07 ................ Ca         210
  2,205  Resolution Performance, Senior
           Subordinated Notes, 13.50%,
           11/15/10 (g) ................... B2       2,266
    750  Sterling Chemicals, Inc., Senior
           Subordinated Notes,
           11.75%, 08/15/06 ............... Caa3       367
                                                  --------
                                                    18,080
                                                  --------
CONTAINERS, PACKAGING AND GLASS -- 6.09%
  3,000  Abitibi-Consolidated Inc., Notes,
           7.875%, 08/01/09 ............... Baa3     2,894
  2,000  Abitibi-Consolidated Inc., Notes,
           8.55%, 08/01/10 ................ A3       1,998
  1,220  Anchor Glass Container
           Corporation, First Mortgage
           Notes, 11.25%, 04/01/05 ........ B1         842

PRINCIPAL                                 MOODY'S    VALUE
AMOUNT/UNITS                              RATING  (NOTE 1(a))
-------------------------------------------------------------
$ 2,910  Consumers Packaging, Inc.,
           Senior Notes, 9.75%, 02/01/07 .. Caa1   $    91
  4,000  Container Corporation of America,
           Senior Notes, 9.75%, 04/01/03 .. B2       4,030
  1,000  Container Corporation of America,
           Senior Notes, Series B, 10.75%,
           05/01/02 ....................... B2       1,018
  2,500  Corning Consumer Products Co.,
           Senior Subordinated Notes,
           9.625%, 05/01/08 ............... B3         575
  1,000  Domtar Inc., Debentures, 9.50%,
           08/01/16 ....................... Baa3     1,030
  2,815  Owens-Illinois, Inc., Senior Notes,
           7.85%, 05/15/04 ................ B1       1,689
  2,500  Owens-Illinois, Inc., Senior Notes,
           8.10%, 05/15/07 ................ B1       1,400
  3,500  Paperboard Industries International
           Inc., Senior Notes, 8.375%,
           09/15/07 ....................... Ba3      2,625
  3,000  Silgan Corporation, Senior
           Subordinated Debentures,9%,
           06/01/09 ....................... B1       2,625
  1,000  Worldwide Fiber, Inc., Senior Notes,
           12%, 08/01/09 .................. B3         760
                                                  --------
                                                    21,577
                                                  --------
DIVERSIFIED/CONGLOMERATE MANUFACTURING -- .45%
  1,000  International Wire Group, Inc.,
           Senior Subordinated Notes,
           11.75%, 06/01/05 ............... B3         975
  1,000  Numatics, Incorporated, Senior
           Subordinated Notes, 9.625%,
           04/01/08 ....................... B3         620
                                                  --------
                                                     1,595
                                                  --------
DIVERSIFIED/CONGLOMERATE SERVICE -- 4.40%
  5,000  Allied Waste North America, Inc.,
           Senior Notes, 7.625%, 01/01/06 . Ba3      4,750
  1,000  Allied Waste North America, Inc.,
           Senior Subordinated Notes,
           10%, 08/01/09 .................. B2         940
  3,500  Globo Communcacoes e
           Participacoes S.A., Notes,
           10.625%, 12/15/08 (g) .......... B1       2,905
  2,000  Rogers Communications Inc.,
           Senior Notes, 8.875%, 07/15/07 . Ba2      1,980


                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000 -- CONTINUED
(Dollar Amounts in Thousands)
================================================================================

PRINCIPAL                                 MOODY'S    VALUE
AMOUNT/UNITS                              RATING  (NOTE 1(a))
-------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
-------------------------------------------------------------
$ 2,500  United Rentals (North America),
           Inc., Senior Subordinated Notes,
           9%, 04/01/09 ................... B2   $   1,875
  1,300  Waste Management, Inc.,
           Debentures, 7.65%, 03/15/11 .... Ba1      1,273
  2,000  Waste Management, Inc., Senior
           Notes, 6.875%, 05/15/09 ........ Ba1      1,882
                                                  --------
                                                    15,605
                                                  --------
DIVERSIFIED NATURAL RESOURCES, METALS AND
MINERALS -- 2.47%
  2,290  Millar Western Forest Products Ltd.,
           Senior Notes, 9.875%, 05/15/08 . B2       1,832
  3,000  P&L Coal Holdings Corporation,
           Senior Notes, 8.875%, 05/15/08 . Ba3      3,015
  3,950  Pacifica Papers Inc., Senior Notes,
           10%, 03/15/09 .................. B1       3,920
                                                  --------
                                                     8,767
                                                  --------
ELECTRONICS -- 6.14%
  4,000  Amkor Technology, Senior Notes,
           9.25%, 05/01/06 ................ Ba3      3,820
  1,200  Amphenol Corporation, Senior
           Subordinated Notes, 9.875%,
           05/15/07 ....................... B1       1,218
  2,750  Exodus Communications, Inc.,
           Senior Notes, 11.25%, 07/01/08 . B3       2,420
  2,515  Fairchild Semiconductor
           Corporation, Senior Subordinated
           Notes, 10.375%, 10/01/07 ....... B2       2,339
  2,500  MCMS, Inc., Senior Subordinated
           Notes, 9.75%, 03/01/08 ......... Caa3     1,500
  1,500  Samsung Electronics America, Inc.,
           Guaranteed Notes, 9.75%,
           05/01/03 (g) ................... Baa3     1,564
  3,600  Seagate Technology International,
           Senior Subordinated Notes,
           12.50%, 11/15/07 (g) ........... B1       3,402
  1,750  Viasystems, Inc., Senior
           Subordinated Notes, 9.75%,
           06/01/07 ....................... B3       1,383
  1,000  Viasystems, Inc., Senior
           Subordinated Notes, Series B,
           9.75%, 06/01/07 ................ B3         790

PRINCIPAL                                 MOODY'S    VALUE
AMOUNT/UNITS                              RATING  (NOTE 1(a))
-------------------------------------------------------------
$ 2,500  WESCO Distribution, Inc., Senior
           Subordinated Notes, 9.125%,
           06/01/08 ....................... B2    $  2,200
  1,500  Zilog, Inc., Senior Secured Notes,
           9.50%, 03/01/05 ................ B2       1,125
                                                  --------
                                                    21,761
                                                  --------
FINANCE -- 1.18%
  2,500  Golden State Holdings Inc., Senior
           Notes, 7.125%, 08/01/05 ........ Ba1      2,351
  2,000  Navistar Financial Corporation,
           Senior Subordinated Notes, 9%,
           06/01/02 ....................... Ba2      1,840
                                                  --------
                                                     4,191
                                                  --------
FURNISHINGS, HOUSEWARES, DURABLE CONSUMER
PRODUCTS -- .77%
  1,500  Nortek, Inc., Senior Notes, 9.25%,
           03/15/07 ....................... B1       1,369
  1,500  Simmons Company, Senior
           Subordinated Notes,10.25%,
           03/15/09 ....................... B3       1,350
                                                  --------
                                                     2,719
                                                  --------
GROCERY -- .09%
    850  Homeland Stores, Inc., Senior
           Subordinated Notes,10%,
           08/01/03 ....................... (e)        323
                                                  --------
HEALTHCARE, EDUCATION AND CHILDCARE -- 8.06%
  1,000  Alaris Medical Systems, Inc.,
           Senior Subordinated Notes,
           9.75%, 12/01/06 ................ Caa1       370
  4,000  Beverly Enterprises, Inc., Senior
           Notes, 9%, 02/15/06 ............ B1       3,690
  1,500  Bio Rad Labs, Inc., Senior
           Subordinated Notes, 11.625%,
           02/15/07 ....................... B2       1,545
  4,000  Columbia/HCA Healthcare
           Corporation, Notes, 7.25%,
           05/20/08 ....................... Ba2      3,843
  2,000  ConMed Corporation, Senior
           Subordinated Notes, 9%,
           03/15/08 ....................... B3       1,600
  2,500  DJ Orthopedics LLC, Senior
           Subordinated Notes, 12.625%,
           06/15/09 ....................... B3       2,325
  1,595  HCA Healthcare Co., Notes, 8.75%,
           09/01/10 ....................... Ba2      1,679


                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000 -- CONTINUED
(Dollar Amounts in Thousands)
================================================================================

PRINCIPAL                                 MOODY'S    VALUE
AMOUNT/UNITS                              RATING  (NOTE 1(a))
-------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
-------------------------------------------------------------
$ 2,595  Mediq/PRN Life Support Services,
           Inc., Senior Subordinated Notes,
           11%, 06/01/08 (b) .............. C     $     26
  2,500  Owens & Minor, Inc., Senior
           Subordinated Notes, 10.875%,
           06/01/06 ....................... B1       2,575
  3,000  Tenet Healthcare Corporation,
           Senior Subordinated Notes,
           8.125%, 12/01/08 ............... Ba3      3,030
  2,500  Tenet Healthcare Corporation,
           Senior Subordinated Notes,
           8.625%, 01/15/07 ............... Ba3      2,569
  2,135  Triad Hospitals Holdings, Inc.,
           Senior Subordinated Notes,
           11%, 05/15/09 .................. B3       2,263
  4,485  Universal Hospital Services, Inc.,
           Senior Notes, 10.25%,03/01/08 .. B3       3,050
                                                  --------
                                                    28,565
                                                  --------
HOTELS, MOTELS, INNS AND GAMING -- 2.16%
  3,500  John Q. Hammons Hotels, L.P.,
           First Mortgage Notes, 8.875%,
           02/15/04 ....................... B2       3,168
  2,000  Harrah's Operating Company, Inc.,
           Guaranteed Senior Subordinated
           Notes, 7.875%, 12/15/05 ........ Ba2      1,975
  1,500  Hollywood Casino Corporation,
           Senior Secured Notes, 11.25%,
           05/01/07 ....................... B3       1,541
  1,000  Station Casinos, Inc., Senior
           Subordinated Notes, 8.875%,
           12/01/08 ....................... B1         983
                                                  --------
                                                     7,667
                                                  --------
LEISURE, AMUSEMENT AND ENTERTAINMENT -- .33%
  2,000  Polaroid Corporation, Notes,
           11.50%, 02/15/06 ............... Ba3      1,160
                                                  --------
MACHINERY -- .85%
  1,500  Anthony Crane Rental, L.P., Senior
           Notes, 10.375%, 08/01/08 ....... Caa1       570
  1,500  Bucyrus International, Inc., Senior
           Notes, 9.75%, 09/15/07 ......... Caa1       675
  2,790  Grove Worldwide LLC, Senior
           Subordinated Notes, 9.25%,
           05/01/08 ....................... Caa1       251

PRINCIPAL                                 MOODY'S    VALUE
AMOUNT/UNITS                              RATING  (NOTE 1(a))
-------------------------------------------------------------
$ 2,000  The IT Group, Inc., Senior
           Subordinated Notes, 11.25%,
           04/01/09 ....................... B3    $  1,520
                                                  --------
                                                     3,016
                                                  --------
MINING, STEEL, IRON AND NON-PRECIOUS METALS -- 2.55%
  3,000  AK Steel Corporation, Senior
           Notes, 9.125%, 12/15/06 ........ Ba2      2,865
  1,000  Algoma Steel, Inc., First Mortgage
           Notes, 12.375%, 07/15/05 ....... B2         340
  4,000  Bayou Steel Corporation, First
           Mortgage Notes, 9.50%,
           05/15/08 ....................... B2       1,400
  1,265  Bethlehem Steel Corporation,
           Senior Notes, 10.375%,
           09/01/03 ....................... B2         885
  4,500  The LTV Corporation, Senior Notes,
           8.20%, 09/15/07 (a)(b) ......... Ca          90
  3,100  The LTV Corporation, Senior Notes,
           11.75%, 11/15/09 (a)(b) ........ Ca          62
  1,795  National Steel Corporation, First
           Mortgage Bonds, 9.875%,
           03/01/09 ....................... B2         718
  2,000  Pen Holdings, Inc., Senior Notes,
           9.875%, 06/15/08 ............... B2       1,200
  3,640  Weirton Steel Corporation, Senior
           Notes, 11.375%, 07/01/04 ....... B2       1,492
                                                  --------
                                                     9,052
                                                  --------
OIL AND GAS -- 5.12%
  1,500  Canadian Forest Oil Ltd., Senior
           Subordinated Notes, 8.75%,
           09/15/07 ....................... B2       1,462
  3,000  Clark Refining and Marketing, Inc.,
           Senior Notes, 8.375%, 11/15/07 . Ba3      2,280
  5,000  Frontier Oil Corporation, Senior
           Notes, 9.125%, 02/15/06 ........ B2       4,425
  2,000  Pioneer Natural Resources Co.,
           Senior Notes 9.625%, 04/01/10 .. Ba2      2,125
  1,005  Plains Resources Inc., Senior
           Subordinated Notes, 10.25%,
           03/15/06 ....................... B2       1,000
  1,900  RAM Energy, Inc., Senior Notes,
           11.50%, 02/15/08 ............... Caa1     1,482
  1,760  RBF Finance Co., Senior Secured
           Notes, 11%, 03/15/06 ........... Ba3      2,042


                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000 -- CONTINUED
(Dollar Amounts in Thousands)
================================================================================

PRINCIPAL                                 MOODY'S    VALUE
AMOUNT/UNITS                              RATING  (NOTE 1(a))
-------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
-------------------------------------------------------------
$ 3,500  Tuboscope Inc., Senior Notes,
           7.50%, 02/15/08 ................ Ba1  $   3,340
                                                  --------
                                                    18,156
                                                  --------
PERSONAL, FOOD AND MISCELLANEOUS SERVICES -- 1.21%
  2,000  Evenflo Company, Inc., Senior
           Notes, 11.75%, 08/15/06 ........ B2       1,400
  3,000  True Temper Sports, Inc. Senior
           Subordinated Notes, 10.875%,
           12/01/08 ....................... B3       2,895
                                                  --------
                                                     4,295
                                                  --------
PERSONAL TRANSPORTATION -- 2.04%
  2,000  Atlas Air, Inc., Senior Notes,
           10.75%, 08/01/05 ............... B1       2,060
    500  Atlas Air, Inc., Senior Notes,
           9.375%, 11/15/06 ............... B1         485
  2,500  Delta Air Lines, Inc., Notes,
           7.90%, 12/15/09 ................ Baa3     2,398
  2,500  Valujet, Inc., Senior Notes,
           10.25%, 04/15/01 ............... B3       2,300
                                                  --------
                                                     7,243
                                                  --------
PRINTING AND PUBLISHING -- 4.96%
  2,235  The Ackerly Group, Inc., Senior
           Subordinated Notes, 9%,
           01/15/09 ....................... B2       1,956
  1,500  American Color Graphics, Inc.,
           Senior Subordinated Notes,
           12.75%, 08/01/05 ............... Caa1     1,410
  1,000  Boise Cascade Corp., Debentures,
           9.45%, 11/01/09 ................ Baa3     1,011
  3,265  Doman Industries Limited, Senior
           Notes, 8.75%, 03/15/04 ......... Caa1     1,469
  2,500  Doman Industries Limited, Senior
           Secured Notes, 12%, 07/01/04 ... B3       2,425
  3,000  Sun Media Corporation, Senior
           Subordinated Notes, 9.50%,
           02/15/07 ....................... B1       2,910
  6,255  World Color Press, Inc., Senior
           Subordinated Notes, 8.375%,
           11/15/08 ....................... Baa3     6,410
                                                  --------
                                                    17,591
                                                  --------
TELECOMMUNICATIONS -- 9.64%
    725  BTI Telecom Corp., Senior Notes,
           10.50%, 09/15/07 ............... B3         181

PRINCIPAL                                 MOODY'S    VALUE
AMOUNT/UNITS                              RATING  (NOTE 1(a))
-------------------------------------------------------------
$ 1,000  Charter Communications Holdings,
           LLC, Senior Notes, 8.25%,
           04/01/07 ....................... B2    $    915
  4,000  Charter Communications Holdings,
           LLC, Senior Notes, 10%,
           04/01/09 ....................... B2       3,890
  3,500  Echostar DBS Corporation, Senior
           Notes, 9.25%, 02/01/06 ......... B1       3,412
  3,000  FLAG Limited, Senior Notes,
           8.25%, 01/30/08 ................ Ba3      2,520
  2,500  FLAG Telecom Holdings Limited,
           Senior Notes, 11.625%, 03/30/10  B2       1,950
  5,000  Global Crossing Holdings Ltd.,
           Senior Notes, 9.125%, 11/15/06   Ba2      4,787
  1,000  Hyperion Telecommunications, Inc.,
           Senior Secured Notes, 12.25%,
           09/01/04 ....................... B3         800
    750  Intermedia Communications Inc.,
           Senior Notes, 9.50%, 03/01/09 .. B2         540
  2,500  MasTec, Inc., Senior Subordinated
           Notes, 7.75%, 02/01/08 ......... Ba1      2,303
  3,000  McleodUSA Incorporated, Senior
           Notes, 9.25%, 07/15/07 ......... B1       2,745
  2,000  NTL Incorporated, Senior Notes,
           10%, 02/15/07 .................. B2       1,740
  1,000  Rogers Cantel Inc., Senior Secured
           Notes, 8.30%, 10/01/07 ......... Baa3       990
  3,000  Telewest Communications plc,
           Senior Notes, 9.875%, 02/01/10 . B1       2,610
  2,000  Telewest Communications plc,
           Senior Notes, 11.25%, 11/01/08 . B1       1,770
  1,000  360 Networks, Inc., Senior Notes,
           13%, 05/01/08 .................. B3         795
  3,000  Williams Communications Group,
           Inc., Senior Notes, 10.875%,
           10/01/09 ....................... B2       2,220
                                                  --------
                                                    34,168
                                                  --------
TEXTILES AND LEATHER -- 1.17%
  1,000  Burlington Industries, Inc., Notes,
           7.25%, 09/15/05 ................ B1         350
  2,320  Pillowtex Corporation, Senior
           Subordinated Notes, 9%,
           12/15/07(a)(b) ................. C           70
  5,250  WestPoint Stevens, Inc., Senior
           Notes, 7.875%, 06/15/08 ........ B1       3,727
                                                  --------
                                                     4,147
                                                  --------


                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000 -- CONTINUED
(Dollar Amounts in Thousands)
================================================================================

PRINCIPAL                                 MOODY'S    VALUE
AMOUNT/UNITS                              RATING  (NOTE 1(a))
-------------------------------------------------------------
CORPORATE DEBT SECURITIES -- CONTINUED
-------------------------------------------------------------
UTILITIES -- 5.10%
$ 1,000  CMS Energy Corporation, Senior
           Notes, 7.50%, 01/15/09 ......... Ba3    $   915
  2,500  CMS Energy Corporation, Senior
           Notes, 9.875%, 10/15/07 ........ Ba3      2,613
  4,000  CMS Energy Corporation,
           Subordinated Notes, 7.625%,
           11/15/04 ....................... Ba3      3,841
  3,500  Calpine Corporation, Senior Notes,
           8.625% 08/15/10 ................ Ba1      3,447
  4,500  Calpine Corporation, Senior Notes,
           8.75%, 07/15/07 ................ Ba1      4,638
  2,500  TNP Enterprises, Inc., Senior
           Subordinated Notes, 10.25%,
           04/01/10 ....................... Ba3      2,613
                                                  --------
                                                    18,067
                                                  --------
         TOTAL CORPORATE DEBT SECURITIES
           (Total cost of $389,661).......         321,650
                                                  --------

SHARES
-------------------------------------------------------------
PREFERRED STOCK -- .42% (d)
-------------------------------------------------------------
BANKING -- 0.00%
  57,935   WestFed Holdings, Inc.,
            Cumulative, Series A, Preferred
            Stock, 15.50% (a)(c)(f) ........ (e)        --
MACHINERY -- .29%
  1,350  Fairfield Manufacturing Company,
           Inc., Cumulative Exchangeable
           Preferred Stock, 11.25% ........ (e)  $   1,040
                                                  --------
PERSONAL, FOOD AND MISCELLANEOUS SERVICES -- .13%
    125  SF Holdings Group, Inc.,
           Exchangeable Preferred Stock,
           13.75% (f) ..................... (e)        250
    107  SF Holdings, Group, Inc.,
         Exchangeable Preferred Stock,
         13.75% (f)(g) .................... (e)        214
                                                  --------
                                                       464
                                                  --------
         TOTAL PREFERRED STOCK

           (Total cost of $7,724) .........          1,504
                                                  --------

                                                    VALUE
SHARES                                           (NOTE 1(a))
-------------------------------------------------------------
COMMON STOCK AND WARRANTS -- .03% (d)
-------------------------------------------------------------
    515  Concentric Network Corporation,
           Warrants, exp. 12/15/07 (f)(g) ...          $90
  9,719  DecisionOne Corp., Common Stock
           (f) ..............................            3
  5,479  DecisionOne Corp., Class A,
           Warrants, exp. 4/18/07 (f) .......           --
  9,442  DecisionOne Corp., Class B
           Warrants, exp. 4/18/07 (f) .......           --
  5,600  DecisionOne Corp., Class C
           Warrants, exp. 4/18/07 (f) .......           --
    306  SF Holdings Group, Inc., Class C,
           Common Stock (f)(g) ..............           --
 27,474  WestFed Holdings, Inc., Series B,
           Common Stock (a)(c)(f) ...........           --
                                                      ----
         TOTAL COMMON STOCK AND
         WARRANTS
           (Total cost of $5,060) ...........          $93
                                                      ====


                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2000 -- CONTINUED
(Dollar Amounts in Thousands)
================================================================================

PRINCIPAL                                            VALUE
AMOUNT/UNITS                                      (NOTE 1(a))
-------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.72% (d)
-------------------------------------------------------------
$20,278  Paribas Corporation, Repurchase
           Agreement, 6%, 01/02/01,
           (Collateral U.S. Treasury Bonds,
           7.625%, 11/15/22, $16,365
           principal) .....................      $  20,278
                                                  --------
         TOTAL SHORT-TERM INVESTMENTS
           (Total cost of $20,278) ........         20,278
                                                  --------
         TOTAL INVESTMENTS
           (Total cost of $422,723) .......       $343,525
                                                  ========

(a)  Denotes issuer is in bankruptcy proceedings.
(b) Nonincome producing security which is on nonaccrual and/or has defaulted on interest payments.
(c) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 2000 was $0.
(d)  Percentages indicated are based on total assets of $354,477.
(e)  Not rated.
(f)  Nonincome producing.
(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. See Note 1(a) of the Notes to Financial Statements for valuation policy. Total market value of Rule 144A securities amounted to $14,549 as of December 31, 2000.


                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

BALANCE SHEET
DECEMBER 31,2000
================================================================================

ASSETS: (Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified
  cost of $422,723 see Schedule of Investments
  and Notes 1 and 2) .............................................    $343,525
RECEIVABLES:
  Investment Securities Sold .....................................       1,025
  Interest and dividends .........................................       9,806
OTHER ASSETS .....................................................          84
PREPAID EXPENSES .................................................          37
                                                                      --------
    Total assets .................................................    $354,477
                                                                      --------
LIABILITIES:
PAYABLES:
  Dividend payable on common stock ...............................    $  1,653
  Dividend payable on preferred stock ............................         288
INTEREST RATE SWAP, at fair value (Note 6) .......................         324
ACCRUED EXPENSES (Note 3) ........................................         284
                                                                      --------
    Total liabilities ............................................    $  2,549
                                                                      --------
NET ASSETS:
AUCTION TERM PREFERRED STOCK:
  $1.00 par value, 1,000,000 shares authorized,
    6,400 shares issued and outstanding,
    liquidation preference of $25,000 per share
    (Notes 4 and 5) ..............................................    $160,000
                                                                      --------
COMMON STOCK:
  $0.01 par value, 200,000,000 shares authorized,
    67,268,426 shares issued and outstanding .....................    $    673
CAPITAL IN EXCESS OF PAR VALUE ...................................     336,573
UNDISTRIBUTED NET INVESTMENT INCOME
  (Note 2) .......................................................         479
ACCUMULATED NET REALIZED LOSS FROM
  SECURITIES TRANSACTIONS (Note 2) ...............................     (66,275)
NET UNREALIZED DEPRECIATION ON
  INVESTMENTS AND INTEREST RATE SWAPS ............................     (79,522)
                                                                      --------
  Net assets applicable to common stock
    (Equivalent to $2.85 per share, based on
    67,268,426 shares outstanding) ...............................    $191,928
                                                                      --------
TOTAL NET ASSETS .................................................    $351,928
                                                                      ========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31,2000
===============================================================================
INVESTMENT INCOME: (Note 1) (Dollars in thousands, except per share amounts)
  Interest income ................................................    $ 42,465
  Dividend income ................................................         152
  Other income ...................................................         476
                                                                      --------
    Total investment income ......................................    $ 43,093
                                                                      --------
EXPENSES:
Cost of leverage:
  Preferred and auction fees .....................................    $    443
                                                                      --------
    Total cost of leverage .......................................    $    443
                                                                      --------
Professional services expenses:
  Management fees (Note 3) .......................................    $  1,039
  Custodian and transfer agent fees ..............................         225
  Legal fees .....................................................         173
  Audit fees .....................................................          80
                                                                      --------
    Total professional services expenses .........................    $  1,517
                                                                      --------
Administrative expenses:
  General administrative fees ....................................    $    391
  Directors' fees ................................................         203
  Shareholder meeting expenses ...................................          76
  NYSE fees ......................................................          57
  Miscellaneous expenses .........................................          51
                                                                      --------
    Total administrative expenses ................................    $    778
                                                                      --------
    Total expenses ...............................................    $  2,738
                                                                      --------
    Net investment income ........................................    $ 40,355
                                                                      --------
REALIZED AND UNREALIZED LOSS ON INVESTMENT ACTIVITIES:
  Realized loss on investments ...................................    $(23,631)
                                                                      --------
  Change in net unrealized depreciation
    on investments ...............................................    $(39,479)
  Change in unrealized depreciation
    on interest rate swap agreements .............................      (4,239)
                                                                      --------
    Total change in net unrealized depreciation on
      investments and interest rate swaps ........................    $(43,718)
                                                                      --------
    Net loss on investments ......................................    $(67,349)
                                                                      --------
    Net decrease in net assets resulting from operations .........    $(26,994)
                                                                      --------
COST OF PREFERRED LEVERAGE:
  Distributions to preferred stockholders ........................    $(12,764)
  Net swap settlement receipts (Note 6) ..........................         708
                                                                      --------
    Total cost of preferred leverage .............................    $(12,056)
                                                                      --------
  Net decrease in net assets resulting from operations
    less cost of preferred leverage ..............................    $(39,050)
                                                                      ========
-------------------------------------------------------------------------------
AMOUNT AVAILABLE FOR DISTRIBUTION TO COMMON STOCKHOLDERS
  Net investment income ..........................................    $ 40,355
    Total cost of preferred leverage .............................     (12,056)
                                                                      --------
    Net amount available for distribution to common
      stockholders ...............................................    $ 28,299
                                                                      =========


                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                                                         2000             1999
                                                                                                    -------------     --------------
FROM OPERATIONS: (Dollars in thousands, except per share amounts)
  Net investment income ............................................................................   $  40,355        $  43,669
  Realized loss on investments, net ................................................................     (23,631)         (36,780)
  Change in net unrealized depreciation on investments and other
     financial instruments .........................................................................     (43,718)          17,266
                                                                                                       ---------        ---------
     Net (decrease) increase in net assets resulting from operations ...............................   $ (26,994)       $  24,155
                                                                                                       ---------        ---------
FROM FUND SHARE TRANSACTIONS:
  Net asset value of 367,877 shares and 1,136,530 shares issued to common
     stockholders for reinvestment of dividends in 2000 and 1999, respectively .....................   $   1,247            4,692

  Repurchase of Auction Term Preferred Stock (2,000 shares) in 2000 (Note 4) .......................     (50,000)              --
                                                                                                       ---------        ---------
     (Decrease) increase in net assets resulting from fund share transactions ......................   $ (48,753)       $   4,692
                                                                                                       ---------        ---------
DISTRIBUTIONS TO STOCKHOLDERS:
  Preferred dividends ($1,614 and $1,347 per preferred share in 2000 and 1999,
     respectively) .................................................................................   $ (12,764)       $ (11,313)
  Net swap settlement receipts (disbursements) .....................................................         708             (740)
  Common Dividends:
     From net investment income ($.43 and $.48 per share in 2000 and 1999,
        respectively) ..............................................................................     (28,484)         (32,097)
                                                                                                       ---------        ---------
      Decrease in net assets resulting from distributions to stockholders ..........................   $ (40,540)       $ (44,150)
                                                                                                       ---------        ---------
Total net decrease in net assets ...................................................................   $(116,287)       $ (15,303)
                                                                                                       ---------        ---------
NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK:
  Beginning of period ..............................................................................   $ 468,215        $ 483,518
                                                                                                       ---------        ---------
  End of period (Including $479 and $457 of undistributed net investment
     income at December 31, 2000 and December 31, 1999, respectively) ..............................   $ 351,928        $ 468,215
                                                                                                       =========        =========


                     The accompanying notes are an integral
                      part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD
================================================================================

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                        2000       1999       1998 (c)   1997 (c)  1996       1995        1994 (b)
                                                       ------     ------     ------     ------    ------     ------      ------
NET ASSET VALUE:
   Beginning of period .............................   $ 3.86     $ 4.16     $ 5.03     $ 4.94    $ 4.71     $ 4.13      $ 5.15
                                                       ------     ------     ------     ------    ------     ------      ------
NET INVESTMENT INCOME ..............................      .60        .66        .71#       .70#      .69        .67         .72#
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND OTHER FINANCIAL
   INSTRUMENTS .....................................    (1.00)      (.30)      (.81)#      .25#      .22        .62        (.82)#
                                                       ------     ------     ------     ------    ------     ------      ------
       TOTAL FROM INVESTMENT OPERATIONS ............     (.40)       .36       (.10)       .95       .91       1.29        (.10)
                                                       ------     ------     ------     ------    ------     ------      ------
DISTRIBUTIONS:
   Dividends from net investment income:
       To preferred stockholders (including net swap
       settlement receipts/payments) ...............     (.18)      (.18)      (.17)      (.16)     (.16)      (.17)       (.17)
       To common stockholders ......................     (.43)      (.48)      (.54)      (.53)     (.52)      (.50)       (.53)
   Dividends in excess of net investment income:
       To common stockholders ......................       --         --         --       (.01)       --       (.04)         --
                                                       ------     ------     ------     ------    ------     ------      ------
       TOTAL
        DISTRIBUTIONS ..............................     (.61)      (.66)      (.71)      (.70)     (.68)      (.71)       (.70)
                                                       ------     ------     ------     ------    ------     ------      ------
Effect of rights offering and related expenses; and
   Auction Term Preferred Stock offering costs
   and sales load ..................................       --         --       (.06)      (.16)       --         --        (.22)
                                                       ------     ------     ------     ------    ------     ------      ------
NET ASSET VALUE:
   End of period ...................................   $ 2.85     $ 3.86     $ 4.16     $ 5.03    $ 4.94     $ 4.71      $ 4.13
                                                       ======     ======     ======     ======    ======     ======      ======
PER SHARE MARKET VALUE:
   End of period ...................................   $ 2.63     $ 3.13     $ 4.25     $ 5.63    $ 5.13     $ 4.75      $ 4.00
                                                       ======     ======     ======     ======    ======     ======      ======
TOTAL INVESTMENT RETURN+ ...........................    (3.84)%   (16.92)%   (15.15)%    21.97%    19.89%     33.50%     (11.88)%
                                                       ======     ======     ======     ======    ======     ======      ======


                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD -- CONTINUED
================================================================================

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                         2000       1999       1998 (c)   1997 (c)  1996       1995        1994 (b)
                                                       --------   --------   --------   --------  --------   --------    --------
NET ASSETS, END OF PERIOD, APPLICABLE
   TO COMMON STOCK (a) ..............................  $191,928   $258,215   $273,518   $243,625  $176,408   $164,823    $141,590
                                                       ========   ========   ========   ========  ========   ========    ========
NET ASSETS, END OF PERIOD, APPLICABLE
   TO PREFERRED STOCK (a) ...........................  $160,000   $210,000   $210,000   $150,000  $100,000   $100,000    $100,000
                                                       ========   ========   ========   ========  ========   ========    ========
TOTAL NET ASSETS, END OF PERIOD (a) .................  $351,928   $468,215   $483,518   $393,625  $276,408   $264,823    $241,590
                                                       ========   ========   ========   ========  ========   ========    ========
EXPENSE RATIOS:
   Ratio of interest expense to average net assets* .        --         --         --         --        --         --         .01%
   Ratio of preferred and other debt expenses to
       average net assets* ..........................       .19%       .18%       .14%       .13%      .16%       .18%        .22%
   Ratio of operating expenses to average net assets*       .99%       .89%       .82%       .92%     1.16%      1.39%       1.31%
   Ratio of litigation settlement expense to average
       net assets* ..................................        --         --         --         --        --        .80%         --
                                                       --------   --------   --------   --------  --------   --------    --------
RATIO OF TOTAL EXPENSES TO AVERAGE
   NET ASSETS* ......................................      1.18%      1.07%       .96%      1.05%     1.32%      2.37%       1.54%
                                                       ========   ========   ========   ========  ========   ========    ========
RATIO OF NET INVESTMENT INCOME TO AVERAGE
   NET ASSETS* ......................................     17.46%     16.36%     15.22%     13.86%    14.36%     14.61%      15.89%
RATIO OF TOTAL EXPENSES TO AVERAGE NET
   ASSETS APPLICABLE TO COMMON AND
   PREFERRED STOCK ..................................       .64%       .60%       .58%       .66%      .83%      1.44%        .89%
RATIO OF NET INVESTMENT INCOME TO AVERAGE
   NET ASSETS APPLICABLE TO COMMON AND
   PREFERRED STOCK ..................................      9.41%      9.16%      9.26%      8.75%     9.05%      8.90%       9.04%
PORTFOLIO TURNOVER RATE .............................     45.58%     66.74%    124.67%    108.84%    53.45%     62.66%      58.56%

(a)  Dollars in thousands.
(b) The Fund entered into a refinancing transaction on January 4, 1994, and the per share data and ratios for the year ended December 31, 1994 reflect this transaction.
(c) The Fund issued Series C ATP on May 6, 1997 and Series D ATP on May 20, 1998. The per share data and ratios for the years ended December 31, 1997 and 1998 reflect these transactions.
* Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders.
# Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's June 1994, March 1997 and March 1998 rights offerings.
+ Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.


                     The accompanying notes are an integral
                       part of these financial statements.

                      The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
INFORMATION REGARDING
SENIOR SECURITIES
================================================================================

 AS OF DECEMBER 31,

                                          2000          1999         1998         1997          1996         1995         1994
                                      ------------  ------------ ------------ ------------  ------------ ------------ ------------
TOTAL AMOUNT OUTSTANDING:
   Preferred Stock ................   $160,000,000  $210,000,000 $210,000,000 $150,000,000  $100,000,000 $100,000,000 $100,000,000
ASSET COVERAGE:
   Per Preferred Stock Share (1) ..   $     54,989  $     55,740 $     57,562 $     65,604  $     69,102 $     66,206 $     60,398
INVOLUNTARY LIQUIDATION PREFERENCE:
   Preferred Stock Share (2) ......   $     25,000  $     25,000 $     25,000 $     25,000  $     25,000 $     25,000 $     25,000
APPROXIMATE MARKET VALUE:
   Per Preferred Stock Share (2) ..   $     25,000  $     25,000 $     25,000 $     25,000  $     25,000 $     25,000 $     25,000

(1) Calculated by subtracting the Fund's total liabilities (not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.
(2)  Plus accumulated and unpaid dividends.


                     The accompanying notes are an integral
                       part of these financial statements.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
================================================================================
(1)  SIGNIFICANT ACCOUNTING AND OTHER POLICIES

     The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

     The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

     See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

     (a) VALUATION OF INVESTMENTS--Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments having maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, with a cost of approximately $4,919,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

     (b) INTEREST AND DIVIDEND INCOME--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Market discounts or premiums on corporate debt securities are not amortized for financial statement purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method for both financial reporting and tax reporting purposes as required by federal income tax regulations. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

     As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies and

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2000
================================================================================
began amortizing discount or premium for all debt securities. Prior to January 1, 2001, the Fund did not amortize discount or premium on corporate securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $394,000 reduction in cost of securities and a corresponding $394,000 increase in net unrealized appreciation (depreciation) based on securities held by the Fund at January 1, 2001.

     (c) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2)  TAX MATTERS AND DISTRIBUTIONS

     At December 31, 2000, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $422,723,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $3,197,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $82,719,000. Net unrealized loss on investments and interest rate swaps for tax purposes at December 31, 2000 was approximately $79,522,000.

     At December 31, 2000, the Fund had approximate capital loss carryovers available to offset future capital gain, if any, to the extent provided by regulations:

CARRYOVER AVAILABLE                EXPIRATION DATE
-------------------               -----------------
   $ 2,227,000                    December 31, 2002
    35,580,000                    December 31, 2007
    21,821,000                    December 31, 2008
   -----------
   $59,628,000
   ===========

     To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset will be distributed to shareholders.

     Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

     In accordance with AICPA Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of December 31, 2000, the Fund has reclassified approximately $125,000 primarily related to amortization of market discounts on corporate bonds and gains on foreign currency transactions from accumulated net realized loss from securities transactions to undistributed net investment income. The Fund has also reclassified approximately ($29,000) to capital in excess of par value consisting of approximately ($53,000) and $82,000 from accumulated net realized loss and undistributed net investment income, respectively, to reflect the permanent differences resulting from the tax accounting for interest rate swap agreements entered into by the Fund.

     The difference between earnings for financial statement purposes and earnings for tax purposes is primarily due to the tax treatment of the amortization of market discounts on corporate bonds.

(3)  INVESTMENT ADVISORY AGREEMENT

     Wellington Management Company, LLP, the Fund's Investment Advisor, earned approximately $1,039,000 in management fees during the year ended December 31, 2000. Management fees paid by the Fund to Wellington Management are calculated at .45 of 1% (on an annual basis) of the average weekly

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2000
================================================================================
value of the Fund's net assets attributable to common stock ($191.9 million at December 31, 2000). At December 31, 2000, the fee payable to the Investment Advisor was approximately $74,000, which was included in accrued expenses on the accompanying balance sheet.

(4)  AUCTION TERM PREFERRED STOCK (ATP)

     The Fund had 6,400 shares of ATP issued and outstanding at December 31, 2000. During the year ended December 31, 2000, the Fund repurchased 2,000 shares of ATP at a redemption price equal to $50,000,000 or $25,000 per share plus accumulated and unpaid dividends. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 5.69% to 6.95% for the year ended December 31, 2000.

     The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act.

(5)  ATP AUCTION-RELATED MATTERS

     Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

     After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of
 .25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $443,000 for service charges through December 31, 2000. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6)  INTEREST RATE SWAPS

     The Fund entered into four interest payment swap arrangements with Fleet Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to each of the Swap Arrangements the Fund makes payments to Fleet on a monthly basis at fixed annual rates. In exchange for such payments Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 5.79% to 6.80% for the year ended December 31, 2000. The effective date, notional amount, maturity and fixed rates of the swaps are as follows:

                          NOTIONAL                                        FIXED
  EFFECTIVE               CONTRACT                                       ANNUAL
    DATE                   AMOUNT                 MATURITY                RATE
   10/7/97               $20 million               10/7/02                6.07%
    6/2/98               $15 million                6/2/03                5.90%
   12/7/98               $25 million               12/7/03                5.58%
    2/8/99               $65 million                2/7/04                5.83%

     Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. The Fund is exposed to credit loss in the

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
DECEMBER 31, 2000
================================================================================
event of nonperformance by counterparties on interest rate swaps, but the Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

     The Fund accounts for interest rate swaps in accordance with the Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement requires an entity to recognize all freestanding derivative instruments in the balance sheet as either assets or liabilities and measure them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the year ended December 31, 2000, the Fund's receipts under the swap agreements were more than the amount owed to BBNA by approximately $708,000 and is included in the accompanying statement of operations.

     The estimated fair value of the interest rate swap agreements at December 31, 2000 amounted to approximately $324,000 unrealized loss and is presented in the accompanying balance sheet.

(7)  REPURCHASE AGREEMENTS

     At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement.

     The underlying securities for all repurchase agreements are held in safekeeping in an investment account of State Street Bank and Trust Company
(SSBT), the Fund's custodian, at the Federal Reserve Bank of Boston. In the case of repurchase agreements exceeding one day, SSBT's Money Market Department monitors the market value of the underlying securities by pricing them daily, and in the event any individual repurchase agreement is not fully collateralized, SSBT advises the Fund and additional collateral is obtained.

(8)  PURCHASE AND SALES OF SECURITIES

     Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2000 were as follows:

Purchases of securities                             $175,673,000
Sales of securities                                 $225,761,000

(9)  CERTAIN TRANSACTIONS

A partner of Goodwin, Procter & Hoar, general counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin, Procter & Hoar amounted to approximately $123,000 for the year ended December 31, 2000. The Fund paid approximately $241,000 during the year ended December 31, 2000 to two officers of the Fund for the provision of certain administrative services.
--------------------------------------------------------------------------------
From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

                     The New America High Income Fund, Inc.
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================
To the Shareholders and Board of Directors of The New America High Income Fund,
Inc.:

     We have audited the accompanying balance sheet, including the schedule of investments, of The New America High Income Fund, Inc. (the Fund) as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 26, 2001

                The New America High Income Fund, Inc.
--------------------------------------------------------------------------------

================================================================================

DIRECTORS
Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad

DIRECTOR EMERITUS
Franco Modigliani

OFFICERS
Robert F. Birch - President
Ellen E. Terry - Vice President, Treasurer
Richard E. Floor - Secretary

INVESTMENT ADVISOR
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

ADMINISTRATOR
The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
(617) 328-5000 ext. 6406
(800) 426-5523

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
225 Franklin Street
Boston, MA 02110

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com